UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07680

Minnesota Municipal Income Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:          August 31

Date of reporting period:       February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

SEMIANNUAL REPORT

February 28, 2010

MXA

Minnesota Municipal
Income Portfolio

Minnesota Municipal Income Portfolio

OUR IMAGE – GEORGE WASHINGTON

His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American.

TABLE OF CONTENTS

1	Explanation of Financial Statements

2	Fund Overview

3	Schedule of Investments

6	Statement of Assets and Liabilities

7	Statement of Operations

8	Statements of Changes in Net Assets

9	Financial Highlights

10	Notes to Financial Statements

18	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund's assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund's net asset value ("NAV") and market price per share. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund's shares trade. This price, which may be higher or lower than the fund's NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund's assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund's net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund's net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund's securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund's NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund's holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Fund OVERVIEW

Portfolio Allocation1

As a percentage of total investments on February 28, 2010

Healthcare Revenue	30%
Utility Revenue	17
Housing Revenue	15
Education Revenue	13
General Obligations	12
Leasing Revenue	4
Tax Revenue	2
Economic Development Revenue	2
Authority Revenue	1
Transportation Revenue	1
Pre-refunded Issues[2]	1
Short-Term Investment	1
Recreation Authority Revenue	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2Within the Schedule of Investments, pre-refunded issues are classified under their applicable industries.

Bond Credit Quality Breakdown3

As a percentage of long-term investments on February 28, 2010

AAA	17%
AA	19
A	33
BBB	13
BB	1
Nonrated	17
100%

3Individual security ratings are based on information from Moody's Investors Service, Standard & Poor's, and/or Fitch. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Schedule of INVESTMENTS February 28, 2010 (unaudited)

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶
(Percentages of each investment category relate to total net assets applicable to outstanding common shares)
Municipal Long-Term Investments — 150.2%
Economic Development Revenue — 2.9%
Minneapolis Development, Limited Tax Supported Common Bond (AMT),
4.85%, 12/1/17, Series 1A	$580,000	$601,054
4.88%, 12/1/18, Series 1A	610,000	622,157
5.13%, 6/1/22, Series 2A	500,000	499,285
		1,722,496
Education Revenue — 20.5%
Baytown Township, St. Croix Preparatory Academy Project, Series A, 7.00%, 8/1/38	900,000	850,347
Higher Education Facilities, Augsburg College,
5.00%, 5/1/23, Series 6C	500,000	501,835
5.00%, 5/1/28, Series 6J1	1,800,000	1,808,028
Higher Education Facilities, Bethel University, Series 6R, 5.50%, 5/1/27	1,000,000	983,560
Higher Education Facilities, College of Art & Design, Series 6K, 5.00%, 5/1/26	1,000,000	1,010,380
Higher Education Facilities, St. Benedict College, Series 5
4.00%, 3/1/15	1,000,000	1,050,510
4.13%, 3/1/16	1,300,000	1,353,027
Higher Education Facilities, University of St. Thomas,
5.00%, 10/1/39, Series 7A	1,000,000	1,005,250
5.25%, 4/1/39, Series 6X	700,000	712,404
Minneapolis, University Gateway Project, 4.50%, 12/1/31	2,000,000	1,994,380
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series A, 5.00%, 12/1/36	500,000	403,245
St. Paul Housing & Redevelopment Authority, St. Paul Academy & Summit School Project, 5.00%, 10/1/24	500,000	524,110
		12,197,076
General Obligations — 18.3%
Burnsville Independent School District Number 191, Alternative Facilities, Series A (MSDCEP), 4.75%, 2/1/24	1,600,000	1,736,032
Duluth Independent School District Number 709, Series A (AGM) (MSDCEP), 4.25%, 2/1/23	500,000	527,110
Hennepin County, Series A, 5.00%, 12/1/14	500,000	584,700
Hennepin County Regional Railroad Authority, Limited Tax, Series A, 4.00%, 12/1/31 .	1,655,000	1,650,151
Hopkins Independent School District Number 270, Series B (MSDCEP), 4.00%, 2/1/26	1,000,000	1,008,740
Minnesota State, Highway and Various Purpose, 5.00%, 8/1/25	4,000,000	4,423,680
Minnesota State, Series A, 5.00%, 6/1/18	800,000	944,400
		10,874,813
Healthcare Revenue — 45.9%
Columbia Heights Multifamily & Health Care Facilities, Crest View Corp Projects, Series A, 5.70%, 7/1/42	1,000,000	866,010
Cuyuna Range Hospital District, Health Facilities,
5.00%, 6/1/29	1,000,000	924,200
5.50%, 6/1/35	1,000,000	851,450
Glencoe Health Care Facilities, Glencoe Regional Health Services Project,
5.00%, 4/1/31	1,100,000	996,116
7.50%, 4/1/31 (Pre-refunded 4/1/11 @ 101) A	650,000	706,485
Golden Valley Covenant Retirement Communities, Series A, 5.50%, 12/1/25	680,000	637,806
Maple Grove Health Care Facilities, North Memorial Health Care, 5.00%, 9/1/35	2,000,000	1,815,400
Maple Grove Health Care Systems, Maple Grove Hospital, 5.25%, 5/1/25	1,000,000	1,034,350
Marshall Medical Center, Weiner Medical Center Project, Series A (Pre-refunded 11/1/13 @ 100), 6.00%, 11/1/28 A	750,000	865,905
Minneapolis Health Care Systems, Fairview Health Services, Series A, 6.63%, 11/15/28	1,750,000	1,959,317
Minnesota Agricultural & Economic Development Board, Essentia Health, Series E (AGC), 5.00%, 2/15/37	3,750,000	3,781,800
Minnesota Agricultural & Economic Development Board, Health Care System, Series A (NATL), 5.75%, 11/15/26	35,000	35,013
Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C, 6.20%, 12/1/22	1,000,000	962,400
Moorhead Economic Development Authority, Housing Development Eventide Project, Series A, 5.15%, 6/1/29	700,000	598,864
Pine City Health Care & Housing, North Branch, Series A (GNMA), 4.80%, 10/20/26	1,000,000	1,006,440
Prior Lake Senior Housing, Shepard's Path Senior Housing, Series B, 5.70%, 8/1/36	500,000	467,680
Rochester Health Care & Housing, Samaritan Bethany, Series A, 7.38%, 12/1/41	600,000	618,192

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Schedule of INVESTMENTS February 28, 2010 (unaudited)

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR	FAIR VALUE ¶

Shakopee Health Care Facilities, St. Francis Regional Medical Center, 5.25%, 9/1/34	$1,000,000	$928,510
St. Cloud Health Care, CentraCare Health System, Series A, 5.13%, 5/1/30	500,000	495,925
St. Louis Park Health Care Facilities, Park Nicolet Health Services, 5.75%, 7/1/39	1,500,000	1,495,650
St. Paul Housing & Redevelopment Authority, Allina Health System, Series A (NATL), 5.00%, 11/15/19	1,000,000	1,048,250
St. Paul Housing & Redevelopment Authority, Allina Health System, Series A1, 5.25%, 11/15/29	1,175,000	1,173,473
St. Paul Housing & Redevelopment Authority, Health Care Facility, HealthPartners Obligation Group Project, 5.25%, 5/15/36	1,430,000	1,310,180
St. Paul Housing & Redevelopment Authority, HealthEast Project, 6.00%, 11/15/30	550,000	506,561
St. Paul Housing & Redevelopment Authority, Nursing Home Episcopal, 5.63%, 10/1/33	972,107	829,810
St. Paul Port Authority, HealthEast Midway Campus,
5.75%, 5/1/25, Series A	100,000	95,039
5.88%, 5/1/30, Series A	500,000	454,150
6.00%, 5/1/30, Series B	900,000	829,809
		27,294,785
Housing Revenue — 23.3%
Coon Rapids Multifamily Housing, Margaret Place Apartments, Series A, 6.25%, 5/1/18	465,000	465,028
Cottage Grove Senior Housing, Cottage Grove Project, Series A, 5.00%, 12/1/31	475,000	397,423
Maplewood Multifamily, Carefree Cottages II (AMT) (FNMA) (Mandatory Put 4/15/19 @ 100), 4.80%, 4/15/34	1,000,000	1,010,400
Minneapolis Housing, Keeler Apartments Project, Series A, 5.00%, 10/1/37	750,000	604,868
Minneapolis Multifamily Housing, Vantage Flats Project (AMT) (GNMA), 5.20%, 10/20/48	990,000	998,267
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed City Living, Series A4 (AMT) (FHLMC) (FNMA) (GNMA), 5.00%, 11/1/38	1,474,945	1,450,549
Minnesota Housing Finance Agency, Residential Housing, (AMT) 4.70%, 7/1/27, Series D	2,750,000	2,679,792
5.65%, 7/1/33, Series B	1,490,000	1,543,312
Moorhead Senior Housing, Sheyenne Crossing Project, 5.65%, 4/1/41	800,000	687,952
Rochester Multifamily Housing, Weatherstone Apartments, Series A (AMT) (Mandatory Put 9/1/17 @ 100), 6.38%, 9/1/37	2,800,000	3,098,844
St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller, Series A, 5.25%, 10/1/42	650,000	510,166
Worthington Housing Authority, Meadows Worthington Project, Series A, 5.25%, 11/1/28	500,000	445,295
		13,891,896
Leasing Revenue — 5.5%
Andover Economic Development Authority, Public Facility, Community Center (Crossover refunded 2/1/14 @ 100), 5.13%, 2/1/24 z	100,000	111,058
5.13%, 2/1/24 z	150,000	166,587
Pine County Housing & Redevelopment Authority, Series A, 5.00%, 2/1/31	1,000,000	977,130
St. Paul Housing & Redevelopment Authority, Jimmy Lee Recreation Center, 5.00%, 12/1/32	400,000	405,624
St. Paul Port Authority, Regions Hospital Parking Ramp Project, Series 1, 5.00%, 8/1/36	1,000,000	799,000
St. Paul Recreational Facilities, Highland National Project, 5.00%, 10/1/25	750,000	795,083
		3,254,482
Miscellaneous Revenue — 1.7%
Seaway Port Authority of Duluth, Cargill Incorporated Project, 4.20%, 5/1/13	1,000,000	1,041,360
Recreation Authority Revenue — 0.8%
Moorhead Golf Course, Series B, 5.88%, 12/1/21	490,000	463,486
Tax Revenue — 3.7%
Minneapolis Tax Increment, Grant Park Project, 5.35%, 2/1/30	1,000,000	822,190
Minneapolis Tax Increment, St. Anthony Falls Project, 5.65%, 2/1/27	450,000	393,489
Virgin Islands Public Finance Authority, Series B, 5.00%, 10/1/25	1,000,000	998,880
		2,214,559
Transportation Revenue — 1.7%
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMT) (FGIC) (NATL), 5.25%, 1/1/21	1,000,000	1,007,430

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Minnesota Municipal Income Portfolio (MXA)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶

Utility Revenue — 25.9%
Buffalo Capital Appreciation Water and Sewer, Series B, Zero Coupon Bond (MSCP), 3.44%, 10/1/21 ±	$1,800,000	$1,181,268
3.47%, 10/1/22 ±	1,800,000	1,120,986
3.46%, 10/1/23 ±	1,800,000	1,065,312
Northern Municipal Power Agency, Minnesota Electric System, Series A (AGC), 5.00%, 1/1/20	750,000	820,117
5.00%, 1/1/21	1,000,000	1,086,370
Southern Minnesota Municipal Power Agency, Series A, Zero Coupon Bond (NATL), 3.77%, 1/1/19 ±	10,000,000	7,186,100
4.34%, 1/1/23 ±	2,000,000	1,152,040
4.45%, 1/1/24 ±	3,300,000	1,794,045
		15,406,238
Total Municipal Long-Term Investments (Cost: $86,596,506)		89,368,621
Short-Term Investment — 0.8%
Federated Minnesota Municipal Cash Trust, 0.10% W (Cost: $467,534)	467,534	467,534
Total Investments ▲ — 151.0% (Cost: $87,064,040)		89,836,155
Preferred Shares at Liquidation Value — (52.3)%		(31,100,000)
Other Assets and Liabilities, Net — 1.3%		763,845
Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$59,500,000

¶  Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

.  Security purchased on a when-issued basis. On February 28, 2010, the total cost of investments purchased on a when-issued basis was $1,631,267 or 2.7% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

A  Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

z  Crossover refunded securities are typically backed by the credit of the refunding issuer, which secures the timely payment of principal and interest. These bonds mature at the call date and price indicated.

±  Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of February 28, 2010.

W  The rate shown is the annualized seven-day effective yield as of February 28, 2010.

▲  On February 28, 2010, the cost of investments for federal income tax purposes was approximately $87,064,040. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$4,953,116
Gross unrealized depreciation	(2,181,001)
Net unrealized appreciation	$2,772,115

AGC–Assured Guaranty Corporation

AGM–Assured Guaranty Municipal Corporation

AMT–Alternative Minimum Tax. As of February 28, 2010, the aggregate fair value of securities subject to the AMT was $13,511,090, which represents 22.7% of total net assets applicable to outstanding common shares.

FGIC–Financial Guaranty Insurance Corporation

FHLMC–Federal Home Loan Mortgage Corporation

FNMA–Federal National Mortgage Association

GNMA–Government National Mortgage Association

MSCP–Minnesota State Credit Program

MSDCEP–Minnesota School District Credit Enhancement Program

NATL–National Public Finance Guarantee Corporation

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Statement of ASSETS AND LIABILITIES February 28, 2010 (unaudited)

Assets:
Unaffiliated Investments, at fair value (Cost: $87,064,040) (note 2)	$89,836,155
Receivable for investments sold	1,454,120
Receivable for accrued interest	1,022,879
Prepaid expenses and other assets	9,922
Total assets	92,323,076
Liabilities:
Payable for investments purchased on a when-issued basis (note 2)	1,631,267
Payable for preferred share distributions (note 3)	1,481
Payable for investment advisory fees	24,186
Payable for administrative fees	13,820
Payable for remarketing agent fees	3,595
Payable for listing fees	14,486
Payable for audit fees	23,192
Payable for legal fees	6,033
Payable for postage and printing fees	382
Payable for transfer agent fees	2,377
Payable for other expenses	2,257
Total liabilities	1,723,076
Preferred shares, at liquidation value (note 3)	31,100,000
Net assets applicable to outstanding common shares	$59,500,000
Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$57,707,687
Undistributed net investment income	503,268
Accumulated net realized loss on investments	(1,483,070)
Net unrealized appreciation of investments	2,772,115
Net assets applicable to outstanding common shares	$59,500,000
Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$59,500,000
Common shares outstanding (authorized 200 million shares of $0.01 par value)	4,146,743
Net asset value per share	$14.35
Market price per share	$15.86
Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$31,100,000
Preferred shares outstanding (authorized one million shares)	1,244
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Statement of OPERATIONS For the six-month period ended February 28, 2010 (unaudited)

Investment Income:
Interest from unaffiliated investments	$2,314,043
Dividends from unaffiliated money market fund	663
Total investment income	2,314,706
Expenses (note 5):
Investment advisory fees	155,220
Administrative fees	88,697
Remarketing agent fees	33,831
Custodian fees	2,244
Directors' fees	14,858
Listing fees	6,987
Postage and printing fees	10,579
Transfer agent fees	15,763
Legal fees	7,839
Audit fees	22,075
Insurance fees	6,858
Pricing fees	4,963
Other expenses	12,240
Total expenses	382,154
Net investment income	1,932,552
Net realized and unrealized gains on investments (notes 2 and 4):
Net realized gain on investments	430,788
Net change in unrealized appreciation or depreciation of investments	3,586,263
Net gain on investments	4,017,051
Distributions to preferred shareholders (note 2):
From net investment income	(61,751)
Net increase in net assets applicable to outstanding common shares resulting from operations	$5,887,852

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Statements of CHANGES IN NET ASSETS

	Six-Month Period Ended 2/28/10 (unaudited)	Year Ended 8/31/09
Operations:
Net investment income	$1,932,552	$3,738,663
Net realized gain (loss) on:
Investments	430,788	(1,884,115)
Futures contracts	—	(22,770)
Net change in unrealized appreciation or depreciation of investments	3,586,263	978,099
Distributions to preferred shareholders (note 2):
From net investment income	(61,751)	(440,589)
From net realized gain on investments	—	(147,884)
Net increase in net assets applicable to outstanding common shares resulting from operations	5,887,852	2,221,404
Distributions to common shareholders (note 2):
From net investment income	(1,897,136)	(3,286,465)
From net realized gain on investments	—	(295,905)
Total distributions	(1,897,136)	(3,582,370)
Total increase (decrease) in net assets applicable to outstanding common shares	3,990,716	(1,360,966)
Net assets applicable to outstanding common shares at beginning of period	55,509,284	56,870,250
Net assets applicable to outstanding common shares at end of period	$59,500,000	$55,509,284
Undistributed net investment income	$503,268	$529,603

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

FINANCIAL HIGHLIGHTS

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Six-Month Period Ended 2/28/10		Year Ended August 31,				Seven-Month Fiscal Period Ended
	(unaudited)		2009	2008	2007	2006	8/31/05
Per-Share Data
Net asset value, common shares, beginning of period	$13.39		$13.71	$14.18	$15.16	$15.51	$15.52
Operations:
Net investment income	0.47		0.90	0.90	0.93	0.90	0.56
Net realized and unrealized gains (losses) on investments and futures contracts	0.97		(0.22)	(0.32)	(0.88)	(0.21)	0.04
Distributions to preferred shareholders:
From net investment income	(0.02)		(0.11)	(0.21)	(0.24)	(0.22)	(0.07)
From net realized gain on investments	—		(0.03)	(0.07)	(0.05)	—	—
Total from operations	1.42		0.54	0.30	(0.24)	0.47	0.53
Distributions to common shareholders:
From net investment income	(0.46)		(0.79)	(0.66)	(0.60)	(0.81)	(0.54)
From net realized gain on investments	—		(0.07)	(0.11)	(0.14)	(0.01)	—
Total distributions to common shareholders	(0.46)		(0.86)	(0.77)	(0.74)	(0.82)	(0.54)
Net asset value, common shares, end of period	$14.35		$13.39	$13.71	$14.18	$15.16	$15.51
Market value, common shares, end of period	$15.86		$14.77	$13.10	$13.28	$14.80	$16.44
Selected Information
Total return, common shares, net asset value [1]	10.73	% [5]	4.85%	2.08%	(1.68)%	3.23%	3.49	% [5]
Total return, common shares, market value [2]	10.73	% [5]	20.92%	4.46%	(5.42)%	(5.02)%	4.90	% [5]
Net assets applicable to common shares at end of period (in millions)	$60		$56	$57	$59	$63	$64
Ratio of expenses to average weekly net assets applicable to outstanding common shares [3]	1.32	% [6]	1.42%	1.35%	1.25%	1.21%	1.18	% [6]
Ratio of net investment income to average weekly net assets applicable to outstanding common shares [3]	6.68	% [6]	7.32%	6.37%	6.19%	5.96%	6.19	% [6]
Portfolio turnover rate	11%		16%	36%	31%	64%	14%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$31		$31	$31	$31	$31	$31
Asset coverage per remarketed preferred share (in thousands) [4]	$73		$70	$71	$72	$76	$77
Liquidation preference and market value per remarketed preferred share (in thousands)	$25		$25	$25	$25	$25	$25

1  Assumes reinvestment of distributions at net asset value.

2  Assumes reinvestment of distributions at actual prices pursuant to the fund's dividend reinvestment plan.

3  Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.

4  Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

5  Total return has not been annualized.

6  Annualized.

The accompanying notes are an integral part of the financial statements.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Notes to FINANCIAL STATEMENTS (unaudited as to February 29, 2010)

(1) Organization
   Minnesota Municipal Income Portfolio, Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests primarily in Minnesota municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by FAF Advisors, Inc. ("FAF Advisors"). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by FAF Advisors. The fund's investments may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund's investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the American Stock Exchange under the symbol MXA.

  The fund concentrates its investments in Minnesota and therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

(2) Summary of Significant Accounting Policies
   Security Valuations

Security valuations for the fund's investments are furnished by an independent pricing service that has been approved by the fund's board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund's board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Forward contracts, swaps, and over-the-counter options on securities and indices, are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund's board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those

Minnesota Municipal Income Portfolio 2010 Semiannual Report

securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing. As of February 28, 2010, the fund held no internally fair valued securities.

Generally accepted accounting principles ("GAAP") require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management's fair value procedures established by the fund's board of directors.

The valuation levels are not necessarily an indication of the risk associated with investing in these investments.

As of February 28, 2010, the fund's investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments in Securities
Municipal Long-Term Investments	$—	$89,368,621	$—	$89,368,621
Short-Term Investment	467,534	—	—	467,534
Total Investments	$467,534	$89,368,621	$—	$89,836,155

Refer to the Schedule of Investments for further security classification.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Notes to FINANCIAL STATEMENTS

Taxes

Federal

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of February 28, 2010, the fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the six-month period ended February 28, 2010 (estimated) and the fiscal year ended August 31, 2009, were as follows:

	2/28/10	8/31/09
Distributions paid from:
Tax exempt income	$1,960,099	$3,718,845
Ordinary income	—	16,919
Long-term capital gains	—	443,789
	$1,960,099	$4,179,553

As of August 31, 2009, the fund's most recently completed fiscal year, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,103
Undistributed tax-exempt income	531,744
Accumulated capital and post-October losses	(1,906,370)
Unrealized depreciation	(821,636)
Other accumulated loss	(6,244)
Accumulated earnings (deficit)	$(2,198,403)

As of August 31, 2009, the fund had a capital loss carry forward of $155,388, which if not offset by subsequent capital gains, will expire on August 31, 2017.

The fund incurred losses of $1,750,982 for the period from November 1, 2008 to August 31, 2009. As permitted by tax regulations, the fund intends to elect to defer and treat those losses as arising in the fiscal year ended August 31, 2010.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

State

Minnesota taxable net income is generally based on federal taxable income. The portion of tax-exempt dividends paid by the fund that is derived from interest on Minnesota municipal bonds will be excluded from Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the tax-exempt dividends paid from these obligations represents 95% or more of the exempt-interest dividends paid by the fund. The remaining portion of these dividends, and dividends that are not exempt-interest dividends or capital gains distributions, will be included in the Minnesota taxable net income of individuals, estates, and trusts, except for dividends directly attributable to interest on obligations of the U.S. Government, its territories and possessions.

In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest and its taxation of interest on obligations of governmental issuers in other states unlawfully discriminates against interstate commerce. See Minn. Stat. § 289A.50, subd. 10. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final.

The U.S. Supreme Court has held that a state which exempts from taxation interest on the bonds of the state and its political subdivisions, while subjecting to tax interest on bonds of other states and their political subdivisions, does not violate the Commerce Clause. However, the Court has not dealt with the treatment of private activity bonds, which leaves open the possibility that a court in the future could hold that a state's discriminatory treatment of private activity bonds of issuers located within or outside the state violates the Commerce Clause.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund's investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Notes to FINANCIAL STATEMENTS

contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of and for the six-month period ended February 28, 2010, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of February 28, 2010, the fund had when-issued or forward-commitment securities outstanding with a total cost of $1,631,267 or 2.7% of total net assets applicable to outstanding common shares.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the six-month period ended February 28, 2010, the fund had no dollar roll transactions.

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. As of and for the six-month period ended February 28, 2010, the fund had no outstanding investments in inverse floaters.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the

Minnesota Municipal Income Portfolio 2010 Semiannual Report

repurchase amount, including accrued interest, to protect the fund in the event of a default. As of February 28, 2010, the fund had no outstanding repurchase agreements.

Deferred Compensation Plan

Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Period End

Management has evaluated fund related events and transactions that occurred subsequent to February 28, 2010, through the date of issuance of the fund's financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund's financial statements.

(3) Remarketed Preferred Shares
   As of February 28, 2010, the fund had 1,244 remarketed preferred shares (622 shares in Class "M" and 622 shares in Class "W") ("RP® shares") outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP® shares is adjusted every seven days (on Mondays for Class "M" and on Wednesdays for Class "W"), as determined by the remarketing agent.

Normally, the dividend rates on the RP® shares are set at the market clearing rate determined through a remarketing process that brings together bidders who wish to buy RP® shares and holders of RP® shares who wish to sell. Since February 13, 2008, however, sell orders have exceeded bids and the regularly scheduled remarketings for the fund's RP® shares have failed. When a remarketing fails, the fund is required to pay the maximum applicable rate on the RP® shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the RP® shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the remarketing been successful. This increases the fund's cost of leverage and reduces the fund's common share earnings. On February 28, 2010, the maximum applicable rates were 0.37% for Class "M" and 0.32% for Class "W".

In the event of a failed remarketing, holders of RP® shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful remarketing. There is no way to predict when or if future remarketings might succeed in attracting sufficient buyers for the shares offered.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Notes to FINANCIAL STATEMENTS

RP® is a registered trademark of Merrill Lynch & Company ("Merrill Lynch").

(4) Investment Security Transactions
   Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six-month period ended February 28, 2010, aggregated $9,324,169 and $9,734,094, respectively.

(5) Expenses
   Investment Advisory Fees

Pursuant to an investment advisory agreement (the "Agreement"), FAF Advisors, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides FAF Advisors with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acts as the investment advisor to both the fund and the related money market funds, FAF Advisors will reimburse the fund an amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as "Fee reimbursements" in the Statement of Operations.

Administrative Fees

FAF Advisors serves as the fund's administrator pursuant to an administration agreement between FAF Advisors and the fund. Under this agreement, FAF Advisors receives a monthly administrative fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets including preferred shares. For its fee, FAF Advisors provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Remarketing Agent Fees

The fund has entered into a remarketing agreement with Merrill Lynch (the "Remarketing Agent"). The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average amount of RP® outstanding. For its fee, the Remarketing Agent will remarket shares of RP® tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund's custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund's custodian expenses. These credits, if any, are disclosed as "Indirect payments from custodian" in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund's custodian expenses. For the six-month period ended February 28, 2010, custodian fees were increased by $27 as a result of overdrafts and were not reduced as a result of interest earned.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Other Fees and Expenses

In addition to the investment advisory, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, pricing, interest, taxes, and other miscellaneous expenses. For the six-month period ended February 28, 2010, legal fees and expenses of $1,946 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6) Indemnifications
   The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7) New Accounting Pronouncements   On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standard Update for Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. The update provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires the funds to disclose i) the input and valuation techniques used to measure fair value, for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time management is evaluating the implications of the update and the impact to the financial statements.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

Notice to SHAREHOLDERS (unaudited)

ANNUAL MEETING RESULTS

An annual meeting of the fund's shareholders was held on December 1, 2009. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to such matters, are set forth below.

(1)  The fund's preferred shareholders elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Roger A. Gibson	1,061	99
Leonard W. Kedrowski	1,061	99

(2)  The fund's common and preferred shareholders, voting as a single class, elected the following directors:

	Shares Voted "For"	Shares Withholding Authority to Vote
Benjamin R. Field III	3,783,957	92,689
Victoria J. Herget	3,783,373	93,273
John P. Kayser	3,784,257	92,389
Richard K. Riederer	3,794,299	82,347
Joseph D. Strauss	3,795,299	81,347
Virginia L. Stringer	3,794,415	82,231
James M. Wade	3,795,299	81,347

(3)  The fund's common and preferred shareholders, voting as a single class, ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent registered public accounting firm for the fund for the fiscal period ending August 31, 2010. The following votes were cast regarding this matter:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
3,785,627	36,890	54,129	—

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities is available at firstamericanfunds.com and on the Securities and Exchange Commission's website at www.sec.gov. A description of the fund's policies and procedures is also available without charge, upon request, by calling 800.677.FUND.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund's Form N-Q is available without charge (1) upon request by calling 800.677.FUND and (2) on the Securities and Exchange Commission's website at www.sec.gov. In addition, you may review and copy the fund's Form N-Q at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter end.

Minnesota Municipal Income Portfolio 2010 Semiannual Report

(This page intentionally left blank.)

(This page intentionally left blank.)

BOARD OF DIRECTORS

Virginia Stringer

Chairperson of Minnesota Municipal Income Portfolio
Governance Consultant; Chair Emeritus of Saint Paul Riverfront Corporation;
former Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of Minnesota Municipal Income Portfolio
Retired; former Senior Financial Advisor, Senior Vice President,
Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of Minnesota Municipal Income Portfolio
Director of Charterhouse Group, Inc.

Victoria Herget

Director of Minnesota Municipal Income Portfolio
Investment Consultant; Chair of United Educators Insurance Company;
former Managing Director of Zurich Scudder Investments

John Kayser

Director of Minnesota Municipal Income Portfolio
Retired; former Principal, Chief Financial Officer, and Chief Administrative
Officer of William Blair & Company, LLC

Leonard Kedrowski

Director of Minnesota Municipal Income Portfolio
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of Minnesota Municipal Income Portfolio
Owner and Chief Executive Officer of RKR Consultants, Inc.

Joseph Strauss

Director of Minnesota Municipal Income Portfolio
Owner and President of Strauss Management Company

James Wade

Director of Minnesota Municipal Income Portfolio
Owner and President of Jim Wade Homes

Minnesota Municipal Income Portfolio's Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

Minnesota Municipal Income Portfolio

2010 Semiannual Report

FAF Advisors, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

4/2010    0184-10 MXA-SAR

Item 2—Code of Ethics

Not applicable to the semi-annual report.

Item 3—Audit Committee Financial Expert

Not applicable to the semi-annual report.

Item 4—Principal Accountant Fees and Services

Not applicable to the semi-annual report.

Item 5—Audit Committee of Listed Registrants

Not applicable to the semi-annual report.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the semi-annual report.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act, purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)                      The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)                     There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)        Not applicable.

(a)(2)        Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)        Not applicable.

(b)                     Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Minnesota Municipal Income Portfolio Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: April 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: April 29, 2010

By:
/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer

Date: April 29, 2010